                                                                  EXHIBIT 4.1(p)



                              AMENDED AND RESTATED

                          REGISTRATION RIGHTS AGREEMENT

                                      among

                         NEXT GENERATION NETWORK, INC.,

                                       and

                        CERTAIN OF ITS SECURITIES HOLDERS


                          DATED AS OF JANUARY 28, 2000

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
1. Definitions....................................................................................................1
2. Securities Subject to this Agreement...........................................................................3
3. Registration of Registrable Securities.........................................................................3
   3.1 Demand Registration........................................................................................4
   3.2 Piggyback Registration.....................................................................................6
3.3 Registration on Form S-3......................................................................................7
4. Hold-Back Agreements...........................................................................................7
5. Registration Procedures........................................................................................7
6. Expenses of Registration......................................................................................11
7 Indemnification................................................................................................11
8. Current Public Information....................................................................................14
9. Termination of Predecessor Registration Rights Agreements.....................................................14
10. Miscellaneous................................................................................................15




SCHEDULES

Schedule A - Other Parties to this Agreement

Schedule B - Warrant Holders

Schedule C - Other Parties to the Primary Former Registration Rights Agreement

Schedule D - Other Holders of Registrable Securities with Registration
             Rights Agreements

Schedule E - Surviving Registration Rights




CROSS REFERENCE OF DEFINED TERMS



 Term                                                                                                     Section
------                                                                                                   ---------
Advice.........................................................................................................5(p)

affiliate.........................................................................................................1

Agreement..................................................................................................Preamble

associate.........................................................................................................1

best efforts......................................................................................................1

comfort........................................................................................................5(l)

Common Stock......................................................................................................1

Company....................................................................................................Preamble

Demand.......................................................................................................3.1(a)

Exchange Act......................................................................................................1

Existing Investors................................................................................................1

firm commitment...................................................................................................1

Form S-3 Demand..............................................................................................3.3(a)

hereof, herein, hereunder.....................................................................................10(j)

Incidental Registration...........................................................................................1

including, includes...........................................................................................10(j)

Initiating Form S-3 Holders..................................................................................3.3(a)

Initiating Holder.................................................................................................1

IPO...............................................................................................................1

NASD..............................................................................................................1

NBIC.......................................................................................................Preamble

NBIC Holders......................................................................................................1



 Term                                                                                                     Section
------                                                                                                   ---------
person............................................................................................................1

Predecessor Registration Rights Agreement......................................................................9(a)

Prospectus........................................................................................................1

qualified independent underwriter.................................................................................1

Registrable Securities............................................................................................1

Registration Expenses.............................................................................................1

Registration Statement............................................................................................1

Requesting Holder............................................................................................3.2(a)

SEC...............................................................................................................1

Sections......................................................................................................10(j)

Securities Act....................................................................................................1

Selling Expenses..................................................................................................1

Selling Holders...................................................................................................1

Stock Purchase Agreement...................................................................................Preamble

underwritten offering.............................................................................................1

Unit Warrant Holders.......................................................................................9(a)(ii)

Warrant Holders...................................................................................................1

without limitation............................................................................................10(j)

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                January 28, 2000


         The parties to this Amended and Restated Registration Rights Agreement (this "Agreement") are Next Generation Network, Inc., a Delaware corporation (the "Company"), Nevada Bond Investment Corp. II, a Nevada corporation ("NBIC"), which is a wholly-owned subsidiary of United Technologies Corporation, the persons listed on Schedule A hereto, and those other persons who are now or hereafter signatories to this Agreement.

         The Company and NBIC are parties to a Stock Purchase Agreement, dated as of January 28, 2000 (the "Stock Purchase Agreement"), pursuant to which, subject to the terms and conditions of the Stock Purchase Agreement, NBIC will purchase newly-issued shares of Common Stock from the Company. Among those conditions is that the Company grant certain registration rights to NBIC and that the other parties to this Agreement that are presently party to various registration rights agreements with the Company, amend and restate those agreements by entering into this Agreement.

         Accordingly, the parties to this Agreement, intending to be legally bound hereby, agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the following meanings:


         "affiliate" has the meaning ascribed to that term in Rule 405 of the Securities Act.

         "associate" has the meaning ascribed to that term in Rule 405 of the Securities Act.

         "Common Stock" means the Common Stock, par value $.01 per share, of the Company, as such par value may be changed from time to time.

         "Demand" has the meaning ascribed to that term in Section 3.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "Existing Investors" means 21st Century Communications Partners, L.P., a Delaware limited partnership, 21st Century Communications T-E Partners, L.P., a Delaware limited partnership, 21st Century Communications Foreign Partners, L.P., a Delaware limited partnership, Pulitzer, Inc., John Griffin, David Pecker, Peter Ezersky, David Lee, Joshua Steiner, Charles Curran, Jr., Robert L. Winikoff and Elektra Investments, A.V.V., an Aruban exempted company, and their respective successors, assigns and transferees, in their capacity as holders of Registrable Securities.

         "Incidental Registration" has the meaning ascribed to that term in
Section 3.2.

         "Initiating Holder" means each of (i) the NBIC Holders, considered collectively as one "Initiating Holder", and (ii) the Existing Investors, considered collectively as one "Initiating Holder".

         "IPO" means an initial underwritten public offering of shares of Common Stock pursuant to an effective Registration Statement.

         "NBIC Holders" means NBIC, Otis Elevator Company, United Technologies Corporation, their respective successors, assigns and direct and indirect transferees, and their respective affiliates and associates, in their capacity as holders of Registrable Securities.

         "person" means an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments, and supplements to such prospectus, including post-effective amendments, and all information incorporated by reference in such prospectus.

         "Registrable Securities" means any shares of Common Stock (i) owned as of the date hereof by a party to this Agreement or purchased by NBIC pursuant to the Stock Purchase Agreement, (ii) underlying the warrants owned on the date hereof by the "Warrant Holders" identified on Schedule B hereto, or (iii) acquired after the date hereof by a party to this Agreement by virtue of any stock split or combination, stock dividend or similar event in respect of any of the shares referred to in clause (i) or (ii) of this definition, or otherwise (excluding however any shares purchased in a public offering or in an open market transaction following an IPO by any person who is not an affiliate of the Company); provided, however, that shares of Common Stock that are Registrable Securities shall cease to be Registrable Securities upon the sale thereof pursuant to an effective Registration Statement or pursuant to Rule 144 (or successor rule) under the Securities Act or, after the fifth anniversary of the date of this Agreement, upon, in the case of any holder that together with its affiliates or associates holds an aggregate of less than 3% of the Company's outstanding Common Stock, such holder becoming eligible to sell shares of Common Stock pursuant to Rule 144(k) (or successor rule) under the Securities Act or otherwise without restriction under the Securities Act; and provided further that shares of Common Stock that are Registrable Securities shall continue to be Registrable Securities upon their transfer in a private transaction exempt from the registration requirements of the Securities Act to a person who is already a party to this Agreement (or an affiliate or associate of any party to this Agreement) or who becomes a party to this Agreement by agreeing in writing to be bound by the terms of this Agreement, such agreement to be in form and substance reasonably satisfactory to the Company.

         "Registration Expenses" means all registration and filing fees, fees with respect to filings required to be made with the National Association of Securities Dealers, Inc. (the

"NASD"), the fees and expenses of any "qualified independent underwriter" (as negotiated between the Company and such underwriter), if any, that is required to be retained by any holder of Registrable Securities in accordance with the rules and regulations of the NASD, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of one counsel for the underwriters or sellers of Registrable Securities in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate), printing expenses, messenger, telephone and distribution expenses associated with the preparation and distribution of any Registration Statement, any Prospectus, and amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, all fees and expenses associated with the listing of any Registrable Securities on any securities exchange or exchanges, and fees and disbursements of counsel for the Company and its independent certified public accountants, any fees and expenses of underwriters customarily paid by issuers (but specifically excluding any Selling Expenses), the fees and expenses of other persons retained by the Company, and the reasonable fees and disbursements of one counsel to the holders of the Registrable Securities that are being sold, selected by the holders of at least 50% of the Registrable Securities that are being sold, which counsel shall be reasonably satisfactory to the Company.

         "Registration Statement" means any registration statement of the Company filed under the Securities Act, including the Prospectus forming a part thereof, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits to and all information incorporated by reference in such Registration Statement.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Selling Expenses" means, with respect to any holder of Registrable Securities, all underwriting discounts, selling commissions and stock transfer or documentary stamp taxes, if any, applicable to any Registrable Securities registered and sold by such holder, and all fees and disbursements of any counsel for such holder (other than any counsel fees expressly constituting a Registration Expense as defined in this Agreement).

         "Selling Holders" has the meaning ascribed to that term in Section 3.1.

         "underwritten offering" means an offering registered under the Securities Act in which securities are sold to an underwriter, whether on a "firm commitment", "best efforts" or other basis, for reoffering to the public.

         2. Securities Subject to this Agreement. The only securities entitled to the benefits of this Agreement are the Registrable Securities.

         3. Registration of Registrable Securities.

         3.1 Demand Registration.



              (a) Demand and Notice Procedures. Subject to the other provisions of this Agreement, any Initiating Holder or Holders shall have the right, at any time on or after 180 days following the consummation of an IPO, exercisable by making a written request to the Company (with each such request being referred to hereinafter as a "Demand"), to require that the Company effect the registration in accordance with the provisions of the Securities Act of the offering and sale of any of the Registrable Securities held by such Initiating Holder or Holders. In addition, if the Company has not consummated an IPO prior to the third anniversary of the date hereof, the NBIC Holders (acting collectively by vote of holders of a majority of the Registrable Shares then held by the NBIC Holders) shall have the right to make one additional Demand to require that the Company effect the registration in accordance with the provisions of the Securities Act of the offering and sale of any Registrable Securities held by the NBIC Holders; provided, however, that such right to make an additional Demand in accordance with this sentence shall terminate upon the earlier to occur of (i) the date on which (A) NBIC, Otis Elevator Company or United Technologies Corporation, (B) persons who become their corporate successors, including by virtue of a merger, consolidation, business combination or sale of all or a significant part of their business or assets, and/or (C) their respective affiliates or associates cease to own, in the aggregate, at least 50% of the number of shares of Common Stock purchased by NBIC on the date of its purchase under the Stock Purchase Agreement (such number to be appropriately adjusted to reflect any stock splits, reverse stock splits, stock dividends, combinations, reclassifications or the like with respect to the Common Stock after the date hereof), and (ii) the consummation of an IPO. Upon receipt of one or more Demands, the Company shall promptly give written notice of the Demand to all other holders of Registrable Securities, and the Company shall use all reasonable efforts to effect, at the earliest practicable date, the registration of (i) the offering and sale of the Registrable Securities that the Company has been so required to register by such Initiating Holder or Holders, and (ii) the offering and sale of all other Registrable Securities that the Company has been requested to register by the holders thereof (such holders together with the Initiating Holders being hereinafter referred to as the "Selling Holders") by written request given to the Company within 20 days after the giving of such written notice by the Company.

              (b) Effective Registration Statement. A registration requested pursuant to this Section 3.1 shall not be deemed to have been effected (i) unless a Registration Statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Selling Holders thereof set forth in such registration statement, unless the failure to so dispose of such Registrable Securities shall be caused by reason of a failure on the part of the Selling Holders; provided, that such period need not exceed 180 days, (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the Selling Holders and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Selling Holders.

              (c) Selection of Underwriters. The underwriter or underwriters of each underwritten offering of the Registrable Securities so to be registered shall be selected by the Company and, with respect to any registration requested pursuant to Section 3.1 only, shall be reasonably acceptable to the Selling Holders of more than 50% of the Registrable Securities to be included in such registration.

              (d) Priority in Requested Registration. If the managing underwriter of any underwritten offering of Registrable Securities shall advise the Company in writing (and the Company shall so advise each Selling Holder of Registrable Securities requesting registration of such advice) that, in its opinion, the number of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Selling Holders of 66-2/3% of the Registrable Securities requested to be included in such registration, the Company, except as otherwise provided in this Section 3.1(d), shall include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, Registrable Securities requested to be included in such registration allocated pro rata among the Selling Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested to be included in such registration; provided, however, that if more than 10% of all Registrable Securities requested to be included by an Initiating Holder or Holders cannot be so included, such request shall not be counted for purposes of the number of Demands an Initiating Holder is entitled pursuant to Section 3.1(e). If the total number of Registrable Securities requested by a Selling Holder to be included in such registration cannot be included as provided in this Section 3.1(d) or as a result of any other registration rights granted by the Company, a Selling Holder shall have the right to withdraw such Selling Holder's request for registration by giving written notice to the Company within 10 days after receipt of such notice from the Company.

              (e) Limitations on Demand Registrations. Each Initiating Holder may exercise only one Demand during the term of this Agreement, except as expressly set forth in the second sentence of Section 3.1(a). Following a registration pursuant to this Section 3.1, the Company shall not be required to effect another registration pursuant to this Section 3.1 for 180 days following the effectiveness (within the meaning of Section 3.1(b)) of the Registration Statement filed with respect to such first registration. In addition, the Company may delay the filing of any Registration Statement pursuant to this
Section 3.1 for a reasonable period of time if, in the good faith judgment of the Board of Directors of the Company, the Company would be required to include in such registration statement material information which at that time could not be publicly disclosed without materially interfering with any financing, acquisition, corporate reorganization or other material development or transaction then pending or in progress and without other material adverse consequences; provided, however, that the Company shall make such filing no later than the earlier of (i) the date on which the conditions that permitted it to delay such filing no longer pertain and (ii) the period ending 90 days after receipt of the Demand. In the event of any such delay, any Selling Holder shall have the right to withdraw his or its request for registration prior to the end of such delay, and any such withdrawn request that would otherwise have been considered a Demand shall not be considered for purposes of the determining the maximum number of Demands provided for in the first sentence of this Section 3.1(e).

         3.2 Piggyback Registration.


              (a) Right to Include Registrable Securities. If the Company at any time (other than such time as the Company first issues Common Stock in an IPO) proposes to register the offering and sale of shares of Common Stock under the Securities Act by registration on any form other than forms S-4 or S-8 (or any successors thereto) or pursuant to Section 3.3, whether or not for sale for its own account, it shall each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 3.2. Upon the written request of any such holder (a "Requesting Holder") made as promptly as practicable and in any event within 20 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Requesting Holder and the intended methods of such disposition), the Company shall use all reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Requesting Holders thereof to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so to be registered; provided that (i) if such registration involves an underwritten offering to the public, all holders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company; and (ii) if, at any time after giving notice of its intention to register any securities pursuant to this Section 3.2(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all holders of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of holders under Section 3.1. If a registration pursuant to this Section 3.2(a) involves an underwritten offering to the public, any holder of Registrable Securities requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. No registration effected under this Section 3.2 shall relieve the Company of its obligations to effect registrations upon request under Section 3.1.

              (b) Priority in Piggyback Registrations. If the managing underwriter of the underwritten offering shall inform the Company by letter of its opinion that the number of Registrable Securities requested to be included in such registration would, in its opinion, materially adversely affect such offering, including the price at which such securities can be sold, and the Company has so advised the Requesting Holders in writing, then the Company shall include in such registration, to the extent of the number which the Company is so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company as so advised can be sold for its own account, second, to the extent that the number of shares of Common Stock which the Company proposes to sell for its own account pursuant to Section 3.2(a) is less than the number of shares of Common Stock which the Company has been advised can be sold in such offering without having the material adverse effect referred to above, such Registrable Securities requested to be included in such registration pursuant to this Section 3.2, allocated pro rata among such Requesting Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested to be included in such registration.

         3.3 Registration on Form S-3.


              (a) Requirements. If at any time or from time to time following an IPO, (i) any NBIC Holder or Holders owning (at the time of the request) an aggregate of more than 3% of the Common Stock or any Existing Investor or Investors owning (at the time of the request) an aggregate of more than 3% of the Common Stock (the "Initiating Form S-3 Holders") request that the Company file a registration statement under the Securities Act on Form S-3 (or successor form thereto) covering the sale or other distribution of all or any portion of the Registrable Securities held by such Initiating Form S-3 Holder or Holders pursuant to Rule 415 under the Securities Act ("Form S-3 Demand"), (ii) the reasonably anticipated aggregate price to the public would equal or exceed $5,000,000, (iii) the Company is a registrant qualified to use Form S-3 (or any successor thereto) to register such Registrable Securities and (iv) the plan of distribution of the Registrable Securities is other than pursuant to an underwritten offering, then the Company shall use its reasonable efforts to register under the Securities Act on Form S-3 (or any successor thereto) at the earliest practicable date, for sale in accordance with the method of disposition specified in the Form S-3 Demand, the number of Registrable Securities specified in such Form S-3 Demand. Each Initiating Holder shall be entitled to a separate registration statement pursuant to this Section 3.3. Notwithstanding the foregoing, if the Company shall furnish to the Initiating Form S-3 Holder or Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith opinion of the Board of Directors of the Company it would be materially detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore desirable to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of 90 days after receipt of the Form S-3 Demand.

              (b) Number of Form S-3 Demands. Notwithstanding anything in
Section 3.1(e) to the contrary and for so long as the requirements set forth in
Section 3.3(a) above are satisfied, any Initiating Form S-3 Holder or Holders may exercise an unlimited number of Form S-3 Demands.


         4. Hold-Back Agreements. Each holder of Registrable Securities shall, if requested by the managing underwriter or underwriters in an underwritten offering, agree not to effect any public sale or distribution of securities of the Company of the same class as the securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act, except as part of such underwritten registration, during the 15-day period prior to, and during a period of up to 120 days beginning on, the closing date of each underwritten offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Company or the managing underwriter or underwriters.

         5. Registration Procedures. In connection with the Company's obligations under Section 3, the Company shall use all reasonable efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company shall as expeditiously as practicable:

              (a) prepare and file with the SEC, as soon as practicable, a Registration Statement on an appropriate registration form, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith or incorporated by reference therein, and in either case use all reasonable efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 3.1(b); provided, however, that before filing a Registration Statement or Prospectus or any amendment or supplement thereto, including information incorporated by reference after the initial filing of the Registration Statement, the Company shall furnish to the holders of the Registrable Securities covered by such Registration Statement and the managing underwriter or underwriters, if any, copies of all such documents proposed to be filed (including, upon request, any and all exhibits thereto), which documents shall be subject to the reasonable and prompt review of such holders and underwriters, and the Company shall not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the designated counsel to the holders of the Registrable Securities covered by such Registration Statement, or the managing underwriter or underwriters, if any, shall reasonably object;

              (b) prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period, or such shorter period which shall terminate when all Registrable Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and cause such Prospectus supplement to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Selling Holders set forth in such Registration Statement or supplement to the Prospectus;

              (c) notify each selling holder of Registrable Securities and the managing underwriter or underwriters, if any, promptly, and (if requested by any such person) confirm such advice in writing promptly, (i) when the Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed, and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective, (ii) of any comments of the SEC or any state securities authority with regard to the Registration Statement and of any request by the SEC or any state securities authority for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) in the case of any shelf Registration Statement, if between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sale agreement or other similar agreement, relating to the offering cease to be true and correct in all material respects and (vi) of the happening of any event or the discovery of any facts that makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue in any material respect or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

              (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time;

              (e) if requested by the managing underwriter or underwriters or a holder of Registrable Securities being offered for sale in connection with an underwritten offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or such holder of Registrable Securities being offered for sale consider should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered for sale, the purchase price being paid therefor and with respect to any other terms of the offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

              (f) furnish to each selling holder of Registrable Securities and each managing underwriter, without charge, at least one signed copy of the Registration Statement, any amendment (including any post-effective amendment) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

              (g) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request;

              (h) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the state securities or blue sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

              (i) cooperate with the selling holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold without any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters may request at least two business days prior to any sale of Registrable Securities to underwriters;

              (j) upon the occurrence of any event contemplated by clause (vi) of paragraph (c) above, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities, the Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

              (k) use best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange or on the Nasdaq National Market on which the Common Stock is then listed;

              (l) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of Registrable Securities covered by a Registration Statement and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter or underwriters, if any, and the designated counsel to the holders of the Registrable Securities being sold), addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters; and (iii) obtain "comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters by underwriters in connection with primary underwritten offerings;

              (m) make available for inspection by a representative of the holders of at least a majority of the Registrable Securities, any underwriter participating in any disposition pursuant to a Registration Statement and any attorney or accountant retained by the holders of at least a majority of the Registrable Securities or any underwriter, all non-confidential financial and other records and all pertinent corporate documents and properties of the Company reasonably requested by such representative, underwriter, attorney or accountant, and cause the Company's officers, directors and employees to be available for discussions with and to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement;

              (n) use best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as provided in Rule 158 or otherwise, earnings statements satisfying the provisions of Section 11(a) of the Securities Act;

              (o) promptly prior to the filing of any document which is to be incorporated by reference into a Registration Statement or Prospectus (after initial filing of the Registration Statement), provide copies of such document to counsel to the selling holders of Registrable Securities and to the managing underwriter or underwriters, if any, make the Company's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request; and

              (p) otherwise reasonably cooperate with the selling holders of Registrable Securities to carry out the intent of this Agreement.

         The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing; provided, however, that such information shall be used by the Company only to the extent necessary for and in connection with, such registration.

         Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 5(c)(vi) hereof, such holder shall forthwith discontinue disposition of such Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j), or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods regarding the maintenance of the Registration Statement in Section 3 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(c)(vi) to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by
Section 5(j) or the Advice.

         6. Expenses of Registration. All Registration Expenses incurred in connection with any registration commenced in accordance with Section 3 or 4 (even if subsequently terminated or withdrawn) shall be borne by the Company. All Selling Expenses relating to Registrable Shares registered on behalf of any person shall be borne by such person.

         7 Indemnification.


              (a) Indemnification by Company. The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors and employees and each person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses arising out of any untrue or alleged untrue statement of a material fact contained in any Registration Statement (or amendment (including any post-effective amendment) or supplement thereto), Prospectus or preliminary Prospectus or any amendment or supplement thereto, including all documents incorporated therein by reference, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the Registration Statement or Prospectus after the Company has furnished such holder with a sufficient number of copies of the same; provided, however, that in the event of an underwritten offering, no holder shall be deemed to have failed to make any such delivery. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each person who controls such persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities, if requested.

              (b) Indemnification by Holder of Registrable Securities. In connection with a Registration Statement, each holder of Registrable Securities covered thereby shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement (or amendment (including any post-effective amendment) or supplement thereto) or Prospectus (or any amendment or supplement thereto) and shall indemnify and hold harmless, to the full extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses arising out of any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement (or amendment (including any post-effective amendment) or supplement thereto) or Prospectus or preliminary Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement is contained or omission is required to be in any information so furnished in writing by such holder to the Company specifically for inclusion in such Registration Statement (or amendment (including any post-effective amendment) or supplement thereto) or Prospectus (or any amendment or supplement thereto). The liability of any selling holder of Registrable Securities hereunder shall not exceed the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such persons specifically for inclusion in any Prospectus or Registration Statement (or amendment (including any post-effective amendment) or supplement thereto).

              (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party, provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (A) the indemnifying party has agreed to pay such fees or expenses, or (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person, or (C) in the reasonable judgment of any such person, based upon advice of its counsel, a conflict of interest may exist between such person and the indemnifying party with respect to such claims or there may exist legal defenses for such person that are materially different from or in addition to those available to the indemnifying party (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person). If such defense is not assumed by the indemnifying party, the indemnifying party shall not be subject to any liability for any settlement or consent to judgment made without its consent (but if such consent is requested, such consent shall not be unreasonably withheld). No indemnified party shall be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless, solely with respect to the NBIC Holders and their respective officers, directors and employees and any persons who control such Holders, on the one hand, or the Existing Investors and their respective officers, directors and employees and any persons who control such Holders, on the other hand, in the reasonable judgment of the indemnified party, after consultation with counsel, a conflict of interest may exist between such indemnified party and any other indemnified parties or there may exist legal defenses for such indemnified party that are materially different from those or in addition those available to the other indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of one additional counsel for the NBIC Holders and one additional counsel for the Existing Investors.

              (d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by the preceding paragraphs (a) and (b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits received by the indemnified party and the indemnifying party as well as their relative fault, as well as any other relevant equitable considerations. The relative fault of the indemnified party and the indemnifying party shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnified party or the indemnifying party and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that no holder of Registrable Securities shall be required to contribute in an amount greater than the dollar amount of the proceeds received by such holder with respect to the sale of any Registrable Securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

              8. Current Public Information. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the Exchange Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and Section 13(a) or 15 (d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder, that if it ceases to be so required to file such reports, it will upon the request of any holder of Registrable Securities (i) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Securities Act, (ii) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the Securities Act, and (iii) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (B) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (C) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

              9. Termination of Predecessor Registration Rights Agreements.


         (a) The applicable parties to this Agreement other than NBIC covenant and agree that the following agreements (collectively, the "Predecessor Registration Rights Agreements") are hereby terminated as follows:

                   (i) the Registration Rights Agreement dated as of September 25, 1996, as amended on August 29, 1997 and on February 18, 1998, among the Company, the Existing Investors, and the other persons identified in Schedule C hereto, is terminated and replaced in its entirety by this Agreement;


                  (ii) the provisions of the Common Stock Registration Rights and Stockholders Agreement dated as of February 18, 1998, as amended (the "Amended Warrant Holders Rights Agreement"), between the Company and NatWest Capital Markets Limited, as initial purchaser, for the benefit of the "Warrant Holders" described therein, that provide for registration rights (including sections 2, 4 and 5 thereof) are terminated with respect to each of the "Warrant Holders" identified as "Unit Warrant Holders" on Schedule B hereto (the "Unit Warrant Holders") and are replaced in their entirety by this Agreement; provided, however, that the Unit Warrant Holders reserve their rights under section 6(b) of the Amended Warrant Holders Rights Agreement with respect to any future amendment, waiver, modification or supplement, including to sections 2,4 5 of the Amended Warrant Holders Rights Agreement; provided, further, that any future amendment, waiver, modification or supplement of such sections 2,4 or 5 may not impair the rights or obligations of those "Warrant Holders" under the Amended Warrant Holders Rights Agreement (the "Other Warrant Holders") who are not Unit

Warrant Holders under this Agreement without the consent of holders of a majority of the warrant shares underlying the warrants held by the Other Warrant Holders unless an equivalent amendment, waiver, modification or supplement of this Agreement is made that would similarly impair the rights or obligations of the Unit Warrant Holders; and

                  (iii) each Registration Rights Agreement between the Company and the respective parties thereto identified on Schedule D is terminated and replaced in its entirety with this Agreement.

         (b) Each holder of Registrable Securities, other than NBIC, who executes a counterpart signature page to this Agreement represents and warrants that he or it does not have any registration rights with respect to the Company other than as set forth in the Predecessor Registration Rights Agreements.

         (c) The Company represents that it has not granted any registration rights that are outstanding after giving effect to the foregoing termination provisions except for those set forth on Schedule E.

         (d) This Agreement shall become effective as to all parties other than NBIC upon the date that it is executed by all parties hereto other than NBIC. With respect to NBIC, this Agreement shall become effective upon execution by NBIC but subject to and simultaneously with the Closing under and as defined in the Stock Purchase Agreement. Neither the Company nor NBIC shall have any liability to any other holder of Registrable Securities if for any reason the Closing shall not occur. If the Stock Purchase Agreement shall be terminated without the Closing occurring thereunder, this Agreement shall automatically terminate as to NBIC but shall remain in full force and effect with respect to each of the other parties.

         10.      Miscellaneous.


         (a) No Inconsistent Agreements. The Company is not a party to, and the Company shall not enter into any agreement (as amended) with respect to any of its securities that would by its terms (i) preclude the exercise by the holders of Registrable Securities of any rights of such holders granted in this Agreement or (ii) preclude the Company from performing its obligations under this Agreement.

         (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, waived, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the holders of (i) a majority of the Registrable Securities held by the NBIC Holders, (ii) a majority of the Registrable Securities held by the Existing Investors and (iii) a majority of all Registrable Securities; provided, however, that the rights or obligations of the Unit Warrant Holders under this Agreement may not be impaired by any such amendment, waiver, modification or supplement without the consent of a majority of the Registrable Securities held by the Unit Warrant Holders unless such amendment, waiver, modification or supplement similarly impairs the rights or obligations of the other holders of

Registrable Securities who have such rights or obligations under this Agreement; provided, further, that with respect to a particular Registration Statement filed pursuant to Section 3, a waiver or consent to departure from the provisions of this Agreement regarding only such Registration Statement and the offering covered thereby may be given by the holders of not less than 66-2/3% of the Registrable Securities covered by such Registration Statement, except that no such waiver or consent shall operate to affect adversely the rights hereunder of any holder of Registrable Securities as to Registrable Securities not covered by such Registration Statement.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or courier guaranteeing overnight delivery:

                  (i) if to NBIC to:

                      Nevada Bond Investment Corp. II
                      c/o United Technologies Corporation
                      United Technologies Building
                      Hartford, CT 06101
                      Attention: Lawrence V. Mowell, Jr.
                      Facsimile No. (860) 728-7822


                  (ii) if to a holder of Registrable Securities other than NBIC, at the address set forth below such holder's signature; and

                  (iii) if to the Company to:

                        Next Generation Network, Inc.
                        11010 Prairie Lakes Drive
                        Suite 300
                        Minneapolis, MN  55344-3854
                        Attention:  Thomas M. Pugliese, CEO
                        Facsimile No. (612) 943-4299

or at such other address or facsimile number as any party specifies by notice given to the other parties in accordance with this Section.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day if timely delivered to a courier guaranteeing overnight delivery.

         (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in Delaware without regard to principles of conflicts of laws.

                  (g) Severability. Each provision of this Agreement shall be considered severable, and if for any reason any provision that is not essential to the effectuation of the basic purposes of the Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable under existing or future applicable law, such invalidity shall not impair the operation of or affect those provisions of this Agreement that are valid. In that case, this Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of any applicable law, and in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provisions.

                  (h) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no representations, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company hereby. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to such subject matter, and cannot be changed or terminated orally.

                  (i) Term. Other than the provisions of Sections 6 and 7, which shall survive the termination of this Agreement, this Agreement shall terminate and cease to be of any further force or effect on the earlier of (i) the tenth anniversary of the date on which the Common Stock first becomes publicly traded and (ii) the first date on which there are no holders of Registrable Securities; provided, however, that with respect to any particular party to this Agreement, this Agreement shall terminate and cease to be of any further force or effect on the first date on which that party ceases to hold any Registrable Securities.

                  (j) Construction. As used in this Agreement, unless the context otherwise requires (i) references to "Sections" are to sections of this Agreement, (ii) "hereof", "herein", "hereunder" and comparable terms refer to this Agreement in its entirety and not to any particular part of this Agreement,
(iii) the singular includes the plural and the masculine, feminine and neutral gender includes the other, (iv) "including" or "includes" shall be deemed to be followed by the phrase "without limitation", and (v) headings of the various Sections and subsections are for convenience of reference only and shall not be given any effect for purposes of interpreting this Agreement.

                  (k) Actions by Initiating Holder. Any action or determination by the NBIC Holders, in their capacity as an "Initiating Holder", shall require the written consent of the holders of a majority of the Registrable Securities then held by the NBIC Holders, and any action or determination by the Existing Investors, in their capacity as an "Initiating Holder", shall require the written consent of the holders of a majority of the Registrable Securities then held by the Existing Investors.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                              NEXT GENERATION NETWORK, INC.



                              By:
                                 -----------------------------------------------
                              Name:
                              Title:



                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                              NEVADA BOND INVESTMENT CORP. II



                              By:
                                 -----------------------------------------------
                              Name:  Ari Bousbib
                              Title: Vice President



                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                              --------------------------------------------------
                              Gerard P. Joyce


                              Address:
                                      ------------------------------------------


                              -------------------------------------------------



                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.





                              --------------------------------------------------
                              Thomas M. Pugliese


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                              21ST CENTURY COMMUNICATIONS PARTNERS, L.P.

                              By:  Sandler Investment Partners, L.P.,
                                   General Partner

                              By:  Sandler Capital Management,
                                   General Partner

                              By:  MJM Media Corp., a General Partner


                              By:
                                 -----------------------------------------------
                              Name:    Michael J. Marocco
                              Title:   President


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------


                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                              21ST CENTURY COMMUNICATIONS T-E
                              PARTNERS, L.P.

                              By:  Sandler Investment Partners, L.P.,
                                   General Partner

                              By:  Sandler Capital Management,
                                   General Partner

                              By:  MJM Media Corp., a General Partner


                              By:
                                 -----------------------------------------------
                              Name:    Michael J. Marocco
                              Title:   President


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                              21ST CENTURY COMMUNICATIONS
                              FOREIGN PARTNERS, L.P.


                              By:  Sandler Investment Partners,
                                   L.P., General Partner

                              By:  Sandler Capital Management,
                                   General Partner

                              By:  MJM Media Corp., a General Partner


                              By:
                                 -----------------------------------------------
                              Name:    Michael J. Marocco
                              Title:   President


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------



                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                              PULITZER, INC.


                              By:
                                 -----------------------------------------------
                              Name:
                              Title:


                              Address:
                                      ------------------------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                              --------------------------------------------------
                              John Griffin

                              Address:
                                      ------------------------------------------


                              --------------------------------------------------


                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                              --------------------------------------------------
                              David Pecker


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------


                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                              --------------------------------------------------
                              Peter Ezersky


                              Address:
                                       -----------------------------------------


                              --------------------------------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                              --------------------------------------------------
                              David Lee


                              Address:
                                       -----------------------------------------


                              --------------------------------------------------



                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                              --------------------------------------------------
                              Joshua Steiner


                              Address:
                                       -----------------------------------------


                              --------------------------------------------------



                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                              --------------------------------------------------
                              Charles Curran, Jr.


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                              --------------------------------------------------
                              Robert L. Winikoff


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------



                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                              ELEKTRA INVESTMENTS, A.V.V.


                              By:
                                ------------------------------------------------
                              Name:
                              Title:


                              Address:
                                       -----------------------------------------


                              --------------------------------------------------



                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.


                              --------------------------------------------------
                              Stephen Adams


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.


                              --------------------------------------------------
                              David D. Arnold


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------


                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.


                              --------------------------------------------------
                              Caroline Bonacci


                              Address:
                                     -------------------------------------------


                              --------------------------------------------------


                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.


                              --------------------------------------------------
                              Shirley L. Bronskey


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.


                              --------------------------------------------------
                              Thomas J. Davis


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------



                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.


                              --------------------------------------------------
                              Thomas J. Donovan


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------


                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.


                              DRAKE, GOODWIN & CO.



                              By:
                                 -----------------------------------------------
                              Name:
                              Title:


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                              --------------------------------------------------
                              Barbara Joan Ellis


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------



                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                              Tillie Ellis Carroll


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------



                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.


                              --------------------------------------------------
                              Juliet Ellis Yunis


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.


                              --------------------------------------------------
                              John T. Fitzsimmons


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------



                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                              FRANTZEN/VOELKER INVESTMENTS, L.L.C.



                              By:
                                 -----------------------------------------------
                              Name:
                              Title:


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------


                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                              --------------------------------------------------
                              Frank Hardie


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.


                              --------------------------------------------------
                              Timothy P. Hartman


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------


                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                              --------------------------------------------------
                              Sheldon G. Hurst


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------



                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.


                              --------------------------------------------------
                              Fritz Jacobson


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.


                              --------------------------------------------------
                              Donald B. Jennings


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------


                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                              --------------------------------------------------
                              Paul M. Lehner


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------



                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                              -------------------------------------------------
                              Jeffrey Markhoff


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.


                              --------------------------------------------------
                              Hayden McIlroy


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------



                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.






                              Warren F. Melamed


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------




                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                              --------------------------------------------------
                              Dr. Carlos Navarro


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                              --------------------------------------------------
                              Matthew Pugliese


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------



                  IN WITNESS WHEREOF, the undersigned have caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                              --------------------------------------------------
                              Robert F. Pugliese



                              --------------------------------------------------
                              Madeline Pugliese


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------



                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                              --------------------------------------------------
                              James Sheehan


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                              --------------------------------------------------
                              James H. Stone


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------



                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                              STONE FAMILY FUND



                              By:
                              --------------------------------------------------
                              Name:
                              Title:


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------



                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                              --------------------------------------------------
                              John Strauss


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                              --------------------------------------------------
                              Margarita Ubinas


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------



                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                              --------------------------------------------------
                              Margarita Ubinas as Custodian


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------



                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                              --------------------------------------------------
                              Donald Bronsky


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------




                  IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                              --------------------------------------------------
                              William R. Maines


                              Address:
                                      ------------------------------------------


                              --------------------------------------------------

                                   SCHEDULE A

                         OTHER PARTIES TO THIS AGREEMENT

                                   SCHEDULE B

                                 WARRANT HOLDERS

                                   SCHEDULE C

                          OTHER PARTIES TO THE PRIMARY
                      FORMER REGISTRATION RIGHTS AGREEMENT

                                   SCHEDULE D

                     OTHER HOLDERS OF REGISTRABLE SECURITIES
                       WITH REGISTRATION RIGHTS AGREEMENTS

                                   SCHEDULE E

                          SURVIVING REGISTRATION RIGHTS